Exhibit 99.1

Central Valley Community Bancorp

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Pacific Time, on TBD, 2024.

Online
Go to **www.investorvote.com/CVCY-SPC** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CVCY-SPC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2024 Special Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals - The Board Recommends a vote FOR Proposals 1 and 2.

Proposal	For	Against	Abstain
1. To approve the principal terms of the Agreement and Plan of Reorganization and Merger, dated as of October 10, 2023, by and among Central Valley Community Bancorp and Community West Bancshares (the "merger agreement") and the transactions contemplated by the merger agreement, including the merger of Community West Bancshares with and into Central Valley Community Bancorp (the "merger"), with Central Valley Community Bancorp surviving the merger, and the issuance of Central Valley Community Bancorp common stock to the Community West Bancshares shareholders in connection with the merger (the "Central Valley share issuance"), as described in the joint proxy statement/prospectus.	☐	☐	☐
2. To consider and vote upon a proposal to grant discretionary authority to adjourn the special meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes to approve the principal terms of the merger agreement and the transactions contemplated thereby, including the merger and the Central Valley share issuance.	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03WUVB

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.investorvote.com/CVCY-SPC Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CVCY-SPC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Central Valley Community Bancorp PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TBD, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Central Valley Community Bancorp, and the accompanying Proxy Statement dated TBD, and revoking any Proxy heretofore given, hereby constitutes and appoints James J. Kim and Steven D. McDonald, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Central Valley Community Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of Central Valley Community Bancorp, to be held at the offices of Central Valley Community Bancorp, 7100 N. Financial Drive, Suite 101, Fresno, California 93720 on TBD, 2024 at TBD or at any adjournments thereof, upon the items set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-PAID ENVELOPE. YOU CAN VOTE THROUGH THE INTERNET OR BY TELEPHONE. INSTRUCTIONS REGARDING INTERNET AND TELEPHONE VOTING APPEAR ON THE FRONT OF THE PROXY CARD. C Non-Voting Items Change of Address Please print new address below. Comments Please print your comments below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Central Valley Community Bancorp

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2024 Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A Proposals - The Board Recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain
1. To approve the principal terms of the Agreement and Plan of Reorganization and Merger, dated as of October 10, 2023, by and among Central Valley Community Bancorp and Community West Bancshares (the "merger agreement") and the transactions contemplated by the merger agreement, including the merger of Community West Bancshares with and into Central Valley Community Bancorp (the "merger"), with Central Valley Community Bancorp surviving the merger, and the issuance of Central Valley Community Bancorp common stock to the Community West Bancshares shareholders in connection with the merger (the "Central Valley share issuance"), as described in the joint proxy statement/prospectus.	☐	☐	☐
2. To consider and vote upon a proposal to grant discretionary authority to adjourn the special meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes to approve the principal terms of the merger agreement and the transactions contemplated thereby, including the merger and the Central Valley share issuance.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 5 9 6 5 0 5 +

03WUWB

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.edocumentview.com/CVCY-SPC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Central Valley Community Bancorp PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TBD, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Central Valley Community Bancorp, and the accompanying Proxy Statement dated TBD, and revoking any Proxy heretofore given, hereby constitutes and appoints James J. Kim and Steven D. McDonald, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Central Valley Community Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of Central Valley Community Bancorp, to be held at the offices of Central Valley Community Bancorp, 7100 N. Financial Drive, Suite 101, Fresno, California 93720 on TBD, 2024 at TBD or at any adjournments thereof, upon the items set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-PAID ENVELOPE.